UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2018

FIRST BANCORP.

(Exact Name of Registrant as Specified in its Charter)

001-14793

(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon

San Juan, Puerto Rico 00908-0146

(Address of Principal Executive Offices) (Zip Code)

(787) 729 8200

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02 (e) Compensatory Arrangements of Certain Officers

On March 21, 2018, the Board of Directors (the “Board”) of First BanCorp (the “Corporation”) approved the following incentive awards for the Corporation’s Named Executive Officers (“NEOs”):

1)	A short-term cash incentive payout based on 2017 performance. Amounts were for the six-month period from July to December, during which the Corporation was no longer subject to the executive compensation restrictions under the TARP Capital Purchase Program. The Board approved the following payments based upon consideration of each NEO’s attainment of annual goals. The goals related to corporate profitability, asset quality and risk management objectives and individual goals, including an assessment of leadership and core competencies:

NEOs	% of Base Salary*	$ Amount
Aurelio Aleman, President and CEO	39.65%	$380,234
Orlando Berges, Executive Vice President and CFO	25.34%	$152,024
Calixto Garcia-Velez, Executive Vice President	24.06%	$132,334
Cassan Pancham, Executive Vice President	17.53%	$ 78,890
Donald Kafka, Executive Vice President and COO	25.56%	$140,607

*	2018 base salary is the same as 2017 base salary.

2)	A long-term equity incentive award granted in the form of performance shares and restricted stock. The aggregate value of the performance shares and restricted stock was determined based upon an assessment of the achievement by the NEOs of their individual goals for the prior year. The annual award was granted in the following proportions:

•	60% granted in performance-based shares, which vest based on the achievement of a pre-established tangible book value goal at the end of a three-year performance period (e.g., 2018 – 2020). Participants may earn zero to 150% of their targeted award.

•	40% granted in time-vested restricted stock, which vests 50% on the second anniversary of the grant date and the remaining 50% on the third anniversary.

The equity grants approved by the Board are as follows:

	Restricted Stock		Performance Shares		Total Grant Date Fair Value
NEOs	% of Base Salary	$ Value	% of Base Salary	$ Value	% of Base Salary	$ Value
Aurelio Alemán	46.0%	$441,140	69.0%	$661,710	115.0%	$1,102,850
Orlando Berges	17.9%	$107,320	26.8%	$160,979	44.7%	$268,299
Calixto García-Vélez	15.2%	$83,565	22.8%	$125,347	38.0%	$208,912
Cassan Pancham	14.9%	$66,915	22.3%	$100,373	37.2%	$167,288
Donald Kafka	20.4%	$112,310	30.6%	$168,465	51.0%	$280,775

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2018	FIRST BANCORP

	By:	/s/ Lawrence Odell
	Name:	Lawrence Odell
	Title:	Executive Vice President and General Counsel